UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2014

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street
New York, New York		10007
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated July 23, 2014 issued by Verizon Communications Inc. (“Verizon”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated July 23, 2014 issued by Verizon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	July 24, 2014	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 23, 2014 issued by Verizon.